UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
  CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): August 16, 2023
 WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd. Virginia Beach, VA	23452
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (757) 627-9088
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	WHLR	Nasdaq Capital Market
Series B Convertible Preferred Stock	WHLRP	Nasdaq Capital Market
Series D Cumulative Convertible Preferred Stock	WHLRD	Nasdaq Capital Market
7.00% Subordinated Convertible Notes due 2031	WHLRL	Nasdaq Capital Market

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Completion of 1-for-10 Reverse Stock Split

The previously announced one-for-ten reverse stock split (the “Reverse Stock Split”) of shares of common stock, $0.01 par value per share (the “Common Stock”) of Wheeler Real Estate Investment Trust, Inc. (the “Company”), and a corresponding adjustment to the outstanding partnership units of the Company’s operating partnership, Wheeler REIT, L.P., will take effect as of 5:00 p.m., Eastern Standard Time, on August 17, 2023 (the “Effective Time”).

The Reverse Stock Split will apply to all of the outstanding shares of Common Stock as of the Effective Time and therefore will not affect any particular stockholder’s relative ownership percentage of shares of Common Stock, except for de minimis changes resulting from the payment of cash in lieu of fractional shares. The Reverse Stock Split will also not affect the relative voting or other rights that accompany the shares of Common Stock, except to the extent that it results from a stockholder receiving cash in lieu of fractional shares. There will be no change to the number of authorized shares of the Common Stock as a result of the Reverse Stock Split. The Company’s trading symbol will remain unchanged, but the CUSIP number for the Company’s registered Common Stock will be changed to 963025887.

In connection with the Reverse Stock Split, adjustments will be made to the number of shares of Common Stock purchasable upon exercise of the Company’s outstanding Common Stock purchase warrants and issuable upon conversion of the Company’s convertible securities.

Effect of Reverse Stock Split on Common Stock Purchase Warrants

As a result of the Reverse Stock Split, pursuant to and in accordance with Section 3.5.1 of each of the Company’s Common Stock Purchase Warrant dated December 22, 2020 and the Company’s Common Stock Purchase Warrant dated March 12, 2021 (each, a “Warrant”), (i) the exercise price of each Warrant will be reduced (and in no event increased) to equal to the product of (x) such exercise price and (y) a fraction, (A) the numerator of which is the number of shares of Common Stock outstanding immediately prior to the Reverse Stock Split and (B) the denominator of which is the number of shares of Common Stock outstanding immediately after giving effect to the Reverse Stock Split; and (ii) the number of shares of Common Stock purchasable upon exercise of each Warrant will be increased to equal to the product of (x) the number of shares of Common Stock purchasable upon exercise immediately prior to (but not including) the date on which the Reverse Stock Split becomes effective and (y) a fraction, (A) the numerator of which is the exercise price in effect immediately prior to the date on which the Reverse Stock Split becomes effective and (B) the denominator of which is the exercise price in effect immediately after giving effect to the Reverse Stock Split.

Effect of Reverse Stock Split on 7.00% Subordinated Convertible Notes Due 2031

As a result of the Reverse Stock Split, pursuant to and in accordance with Section 14.05(c) of that certain indenture, dated as of August 13, 2021, between the Company and Wilmington Savings Fund Society, FSB as trustee, pertaining to the Company’s 7.00% subordinated convertible notes due 2031 (the “Notes”), the conversion rate of the Notes will be proportionately reduced from 4 shares of Common Stock per each $25.00 principal amount of the Notes to 0.4 shares of Common Stock per each $25.00 principal amount of the Notes.

Effect of Reverse Stock Split on Preferred Stock

As a result of the Reverse Stock Split, the conversion price of the Company’s Series B Convertible Preferred Stock will proportionally increase from $40.00 per share of Common Stock to $400.00 per share of Common Stock, and one (1) share of Series B Convertible Preferred Stock will be convertible into 0.0625 shares of Common Stock.

As a result of the Reverse Stock Split, the conversion price of the Company’s Series D Cumulative Convertible Preferred Stock will proportionally increase from $16.96 per share of Common Stock to $169.60 per share of Common Stock, and one (1) share of Series D Cumulative Convertible Preferred Stock will be convertible into 0.1474 shares of Common Stock.

Effect of Reverse Stock Split on Incentive Plans

As a result of the Reverse Stock Split, (i) the number of shares of Common Stock authorized for issuance under the Company’s 2015 Long-Term Incentive Plan and the 2016 Long-Term Incentive Plan, (ii) any maximum number of shares of Common Stock with respect to which equity awards may be granted to any participant under any such plan, (iii) each equity award outstanding thereunder on the effective date of the Reverse Stock Split, and (iv) any performance metric related to the price per share of Common Stock applicable to any award outstanding on the effective date of the Reverse Stock Split, will, in each case, be adjusted proportionately to reflect the Reverse Stock Split.

Charter Amendments

In connection with the Reverse Stock Split, on August 16, 2023, the Company filed two Articles of Amendment to its charter with the State Department of Assessments and Taxation of Maryland that provide for:

i.a one-for-ten Reverse Stock Split of the Common Stock, to be effective at 5:00 p.m. Eastern Standard Time on August 17, 2023 (the “First Amendment”); and
ii.the par value of the Common Stock to be decreased from $0.10 per share (as a result of the one-for-ten Reverse Stock Split) back down to $0.01 per share, to be effective at 5:01 p.m. Eastern Time on August 17, 2023 (the “Second Amendment”).

Pursuant to the First Amendment, no fractional shares will be issued in connection with the Reverse Stock Split; rather, stockholders who would have otherwise been issued a fractional share of the Company’s common stock as a result of the Reverse Stock Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the applicable fraction multiplied by the closing price of the Company’s Common Stock on The Nasdaq Capital Market on August 17, 2023 (as adjusted for the Reverse Stock Split), without any interest.

At the market open on August 18, 2023 (the first business day after the Effective Time), the Common Stock will begin trading on a split-adjusted basis on The Nasdaq Capital Market under a new CUSIP number (963025887).

The foregoing descriptions of the amendments to the Company’s charter do not purport to be complete and are qualified in their entirety by reference to each amendment, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Forward-Looking Statements.

This Current Report on Form 8-K includes forward-looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “will” and “would”, or the negative of such terms, or other comparable terminology, and include statements about the Reverse Stock Split and the impact, if any, of the Reverse Stock Split on the Company and the trading price of the Common Stock. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein due to many factors. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this Current Report on Form 8-K, and the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, or to reflect any change in our expectations with regard thereto or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by applicable law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	First Amendment (Reverse Stock Split)
3.2	Second Amendment (Par Value Decrease)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ M. Andrew Franklin
Name: M. Andrew Franklin
Title: Chief Executive Officer and President
Dated: August 17, 2023